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                                                                    Exhibit 10.1



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                              TERMS AND CONDITIONS

                                     of the

                               PEPC WORLDWIDE N.V.
                           EMPLOYEE STOCK OPTION PLAN


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                              TERMS AND CONDITIONS

                                     of the

                 PEPC WORLDWIDE N.V. EMPLOYEE STOCK OPTION PLAN

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I.       PREAMBLE

(i) For the purpose of increasing the commitment of the Employees to the business of the Employer, PEPC Worldwide wishes to grant from time to time Options to the Employees under the terms and conditions of the Plan;

(ii) an Option gives the right to acquire a number of Shares during the Exercise Period upon payment of the Exercise Price. An Option will be granted unconditionally and irrevocably and can be exercised in full or in part during the Exercise Period, subject to the provisions of the Option Agreement;

(iii) any and all rights that arise from the grant and exercise of an Option and relationships between PEPC Worldwide, the Employer and the Participants are governed by Dutch law, the Articles of Association, the provisions as contained in the Option Agreement and the provisions of the Plan.


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                                                     Terms and Conditions of the
                                                             PEPC Worldwide N.V.
                                                      Employee Stock Option Plan
                                                                          Page 2

II.      GENERAL

Article 1 - Terms and conditions


1.1 Subject to the terms and conditions set forth in this Plan, PEPC Worldwide wishes to grant Employees Options.

1.2 Options will be granted for purposes of increasing the commitment of the Employees to the business of the Employer, and not for past performances of Employees.

Article 2 - Definitions

In this Plan, the following definitions apply unless explicitly expressed otherwise. Where the context so admits, singular expressions shall include the plural and vice versa, and the use of masculine forms in the text include the feminine.

Affiliated Company:          means a company, which is a subsidiary of PEPC
                             Worldwide in which PEPC Worldwide holds directly or indirectly at least 33,3% (thirty-three percent) of the shares.

Articles of Association:     means the articles of association of PEPC
                             Worldwide N.V.

Board: means the Board of Directors (directie) of PEPC Worldwide, as mentioned in section 12 of the Articles of Association, or a duly constituted committee thereof.

Date of Delivery:            means the date on which the Participant acquires
                             title to Shares upon exercise  of his Option.



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                                                     Terms and Conditions of the
                                                             PEPC Worldwide N.V.
                                                      Employee Stock Option Plan
                                                                          Page 3


Date of Grant:               means the date on which the Option is granted to
                             the Participant, as specified in the Option
                             Agreement.

Employee:                    means any individual who is employed by the
                             Employer for an indefinite period of time.

Employer:                    means PEPC Worldwide or an Affiliated Company.

Exercise Date:               means the date on which the Participant notifies
                             PEPC Worldwide, by sending an Exercise Notice, that he wishes to exercise his Option.

Exercise Notice:             means a letter, substantially in accordance with
                             the form as attached to the Option Agreement, sent to PEPC Worldwide by the Participant indicating his intention to exercise his Option.

Exercise Period:             means the period beginning on the Date of Grant and
                             ending on the fifth anniversary of the Date of Grant, unless specified otherwise in the Option
                             Agreement.

Exercise Price:              means the highest of (a) the Fair Market Value of
                             the Shares at the Date of Grant or (b) the par value of One (1) Share at the Date of Grant, as specified in the Option Agreement.

Fair Market Value:           means the value (waarde in het economisch verkeer)
                             of One (1) Share, as specified in article 7 of the Plan.

Listing: means the listing of the Shares on a stock exchange recognized by the relevant supervisory authority in the jurisdiction in which the operator of such exchange is established.

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                                                     Terms and Conditions of the
                                                             PEPC Worldwide N.V.
                                                      Employee Stock Option Plan
                                                                          Page 4

Option: means any option that is granted to Participants pursuant to this Plan, providing for the right to purchase and acquire a number of Shares as specified in the Option Agreement.

Option Agreement:           means, with respect to each Option granted to a
                            Participant, the signed written agreement between the Participant and PEPC Worldwide or an Affiliated
                            Company, setting forth the terms and conditions of the Option.

Participant:                means an Employee who is granted an Option under
                            this Plan.

PEPC Worldwide:             means the public company PEPC Worldwide N.V.,
                            having its registered seat in Amsterdam, The
                            Netherlands.

Plan: means this PEPC N.V. Employee Stock Option Plan, established and governed by these rules and by provisions as contained in any document executed hereunder, as amended from time to time.

Purchase Price:             means, at any specified time, the Exercise Price of
                            an Option to purchase One (1) Share multiplied by the number of Shares subject to such an Option being exercised.

Share: means One (1) share in the capital of PEPC Worldwide, each with a par value of EUR 0.10 (Ten Eurocents), or any other par value as a result of a Shareholders' decision.

Supervisory Board:          means the Supervisory Board (raad van
                            commissarissen) of PEPC Worldwide, as mentioned in
                            section 20 of the Articles of Association.



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                                                     Terms and Conditions of the
                                                             PEPC Worldwide N.V.
                                                      Employee Stock Option Plan
                                                                          Page 5


III.     AWARD AND EXERCISE OF OPTIONS

Article 3 - Award of Options

3.1 Subject to required action of the general meeting of shareholders, the Board has the discretionary authority to grant an Option to Employees whereas the Supervisory Board has the discretionary authority to grant options to members of the Board. All grants of Options shall take place upon the recommendation of the Board and subsequent approval by the Supervisory Board thereof. As long as no members of the Supervisory Board have been appointed, this latter authority will be delegated to a corporate body to be appointed by PEPC Worldwide's general or extraordinary meeting of shareholders. An Employee or member of the Board will be informed about the grant of an Option by receipt of an Option Agreement setting forth the terms and conditions pertaining to such an Option.

3.2 The receiver of an Option Agreement must indicate his intention to participate in the Plan by returning a completed and signed Option Agreement to PEPC Worldwide within 14 (fourteen) days after receipt of the Option Agreement.

3.3 By returning the completed and signed Option Agreement, the Participant agrees with all the terms and conditions of the Plan and the Option Agreement.


Article 4 - Nature of the Option

4.1 Without prejudice to the provisions of this Plan and the Option Agreement, an Option gives the unconditional and irrevocable right to acquire a number of Shares during the Exercise Period, as specified in the Option Agreement, free from any liens, charges and encumbrances of any kind, against payment of the Purchase Price in accordance with the provisions of the Plan and the Option Agreement.

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                                                     Terms and Conditions of the
                                                             PEPC Worldwide N.V.
                                                      Employee Stock Option Plan
                                                                          Page 6

4.2 The Option is strictly personal and cannot be assigned, transferred, pledged, encumbered or otherwise used for the purpose of creating security title or interest of whatsoever nature thereon. The Participants may furthermore not issue or grant any options, cash-options or similar instruments over Options. Any Option which purportedly has been directly or indirectly assigned or transferred, pledged, encumbered or otherwise used for the purpose of security title or interest of whatever nature thereon or for which any option, cash-option or similar instrument has been issued or granted, will lapse with immediate effect and can therefore no longer be exercised.

4.3 This Plan nor any Option or the Option Agreement forms part of the employment agreement concluded between the Participant and the Employer nor of any additional employment conditions (secundaire arbeidsvoorwaarden), and this Plan nor the Option or Option Agreement creates any other rights than those laid down in this Plan and the Option Agreement.

4.4 The grant of Options and/or the acquisition of Shares under the Plan will have no effect on the entitlement of the Participant to pension rights, pension schemes, additional employment conditions or on the entitlement to grants of future Options.

4.5 The Participant has no right to any recourse and is not entitled to any compensation for any losses occurred by the (immediate) lapse of the Option upon termination of the employment agreement with the Employer. In particular, but without limitation, the Participant is not entitled to any compensation on the basis of article 7:685 (ontbinding wegens gewichtige redenen) and/or article 7:681 (kennelijk onredelijke beeindiging) of the Dutch Civil Code (Burgerlijk Wetboek).

4.6 The grant of an Option under this Plan cannot be considered as any guarantee that employment of the Participant with the Employer will continue.

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                                                     Terms and Conditions of the
                                                             PEPC Worldwide N.V.
                                                      Employee Stock Option Plan
                                                                          Page 7

Article 5 - Exercise Period

5.1 An Option may be exercised during the Exercise Period, such subject to the provisions of this Plan and the Option Agreement.

5.2 The Option will lapse upon the expiry of the Exercise Period and therefore cannot be exercised after such expiration.

Article 6 - Exercise and Settlement

6.1 A Participant wishing to exercise his Option must complete an Exercise Notice and send it, completed and duly signed, to the Board by registered mail or facsimile with a confirmation of receipt report. In case the Participant is a member of the Board, the Exercise Notice will be send to the Supervisory Board or, if no Supervisory Board has been installed, the corporate body as referred to in Article 3.1.

6.2 Subject to Articles 4.2, 5.1, 6.3 and 15, delivery of the Shares shall be made by PEPC Worldwide within 14 days following the receipt of the Exercise Notice by the Board.

6.3 Payment of the Purchase Price must be received by PEPC Worldwide free and clear of charges in immediately available funds without deduction for any present or future taxes, fees, restrictions or conditions of any nature on the account of PEPC Worldwide as specified in the Exercise Notice, prior to the Date of Delivery.

IV.    DETERMINATION OF VALUE

Article 7 - Determination of the Fair Market Value of the Shares

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                                                     Terms and Conditions of the
                                                             PEPC Worldwide N.V.
                                                      Employee Stock Option Plan
                                                                          Page 8

The Fair Market Value shall be determined each year by the Board, based on the most recent transaction in Shares, provided such a transaction has been concluded within the last preceding financial year. If such a transaction has not been concluded in the last preceding financial year, the Fair Market Value shall be determined by the Board at least once a year and at any occasion as the Board in its sole discretion deems necessary or desirable, based upon the advice of an independent valuation expert. The Fair Market Value will continue to apply until the following date of such determination. After a Listing, the Fair Market Value will be equal to the closing price of One (1) Share, as quoted on the stock exchange on which such Listing has taken place, on the last preceding business day or, in the absence of a closing price on the last preceding business day, the most recent bid price.

V.     TERMINATION OF EMPLOYMENT

Article 8 - Cancellation of the Option

8.1 Upon the death of the Participant, the Option will lapse and the Participant's beneficiaries will receive, within six months after the date of death, an amount in cash equal to the difference between the Purchase Price and the Fair Market Value of the Shares subject to Option at the date of death of the Participant, less any amounts that could have become due as penalty pursuant to Article 9 upon exercise of the Option at such date.

8.2 In case the employment agreement with the Participant terminates for any reason other than death of the Participant:

       (i) prior to the first anniversary of the Date of Grant, the Option will lapse immediately in respect of all Shares subject to that Option;

       (ii) on or after the first but prior to the second anniversary of the Date of Grant, the Option will lapse immediately in respect of 75% of the total number of Shares subject to that Option; and

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                                                     Terms and Conditions of the
                                                             PEPC Worldwide N.V.
                                                      Employee Stock Option Plan
                                                                          Page 9

       (iii) on or after the second but prior to the third anniversary of the Date of Grant, the Option will lapse immediately in respect of 50% of the total number of Shares subject to that Option.

Article 9- Penalty

The Participant whose employment agreement with PEPC Worldwide or an Affiliated Company is terminated for whatever reason prior to the third anniversary of the Date of Grant and who has exercised or, to the extent permitted under this Plan, exercises his Option, shall offer the Shares held by him for sale and transfer to PEPC Worldwide or a party designated and appointed by PEPC Worldwide or, if the Shares are no longer held by the Participant, may have to pay a penalty to PEPC Worldwide as may be specified in the Option Agreement.

VI.   MISCELLANEOUS

Article 10 - Tax and Social Security

10.1 All tax and social security levies in respect of the grant of an Option and the implementation of the Plan shall be borne by the Participant. The Employer has the right to withhold any amounts from the gross salary of the Participant as required by applicable (tax and social security) law. In case an Option is canceled for whatever reason, the Participant will not be compensated for any taxes and social security levies (to be) paid in connection with that Option.

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                                                     Terms and Conditions of the
                                                             PEPC Worldwide N.V.
                                                      Employee Stock Option Plan
                                                                         Page 10

10.2 The Plan is governed by the tax and social security legislation and regulations prevailing as at [date of adoption of this Plan] (the date of adoption of the Plan by the [general meeting of shareholders/Board] of PEPC Worldwide). If any tax and/or social security legislation or regulations are amended in the future and any tax or employee social security and insurance levies become payable to the relevant authorities, the costs and the risks related thereto shall be borne solely by the Participant.

Article 11 - Implementation and interpretation

The implementation of the Plan will be effected under the exclusive authority of the relevant corporate body as referred to in Article 3.1. Any and all situations and eventualities not regulated by this Plan shall be exclusively considered and decided upon by this corporate body.

Article 12 - Register

The Board will maintain a register in which the grant, exercise and (reasons of) cancellation of Options will be recorded. The Participant will receive an extract of this register with respect to his details upon request in writing addressed to the Board.

Article 13 - Written Acknowledgment

14.1 Any notification by PEPC Worldwide to the Participant under this Plan shall be sent to the address of such Participant filed with the personnel department of the Employer.

14.2 Any notification by the Participant to PEPC Worldwide under this Plan shall be sent to the address of PEPC Worldwide as registered with the relevant trade register of the Chamber of Commerce in The Netherlands.

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                                                     Terms and Conditions of the
                                                             PEPC Worldwide N.V.
                                                      Employee Stock Option Plan
                                                                         Page 11

Article 14 - Amendments

14.1 The Board reserves the right to adjust the Exercise Price and/or the number of Shares subject to Options granted without prior notice, and may do so at any time it deems necessary or desirable, particularly in the case of a change in the company structure of PEPC Worldwide or in the event of a take-over, merger (juridische fusie), share for share merger (aandelenfusie), legal split (juridische splitsing) or liquidation (vereffening en ontbinding) or substantial fluctuation of the Fair Market Value due to a split, repayment, issue or cancellation of Shares. In case one of the aforementioned events occurs, the Board may furthermore, at its discretion, decide to (i) continue the Plan; (ii) cancel all Options in return for a cash settlement and redeem the Shares against payment of the Fair Market Value applicable on the date of such redemption (not taking into account the penalty provisions); or (iii) roll-over the Options to the surviving entity.

14.2 In addition to the Board's authority as referred to in Article 14.1, the Board may, at its sole discretion, revise, amend, suspend or terminate the Plan and/or the Option Agreement in whole or in part including, without limitation, the adoption of any amendment deemed necessary or desirable in case a Listing takes place, or in case Options are being offered to foreign Employees, or to correct any inconsistency, defect or omission in the Plan and/or the Option Agreement or in any Option granted under the Plan.

14.3 Any amendment to any provision of this Plan and/or the Option Agreement shall not adversely affect the rights of Participants and shall be notified to the Participants.

Article 15 - Insider Trading Rules

Participants of the Plan shall be subject to and bound by the terms and conditions of the insider trading rules applicable to PEPC Worldwide after a Listing has taken place. Such insider trading rules may restrict the rights of the Participants under the Plan with respect to the timing of exercise of Options and subsequent sale of Shares.

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                                                     Terms and Conditions of the
                                                             PEPC Worldwide N.V.
                                                      Employee Stock Option Plan
                                                                         Page 12

Article 16 - Governing Law

16.1 This Plan shall be governed by and shall be construed in accordance with the law of The Netherlands.


16.2 PEPC Worldwide and the Participant hereby irrevocably submit, in respect of any suit, action or proceeding related to the implementation or enforcement of this Plan, to the exclusive jurisdiction of the court of Amsterdam.